                                                                  Exhibit 10.25


                                 AMENDMENT NO. 4
                          DATED AS OF FEBRUARY 1, 2000
                                       TO
                           LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 4 dated as of February 1, 2000 (this "Amendment") is made between Nabi, a Delaware corporation (the "Borrower"), the financial institutions party from time to time to the Loan Agreement referred to below (the "Lenders"), and Bank of America, N.A., formerly NationsBank, N.A., a national banking association, as agent for the Lenders (in that capacity, together with any successors in that capacity, the "Agent").

PRELIMINARY STATEMENTS

         The Borrower, the Lenders and the Agent are parties to a Loan and Security Agreement dated as of September 12, 1997, as amended by Amendment No. 1 and Waiver dated November 14, 1997, Amendment No. 2 and Waiver dated March 30, 1998 and Amendment No. 3 and Waiver dated as of March 1, 1999 (the "Loan Agreement"; unless otherwise defined herein, terms are used herein as defined in the Loan Agreement).

         The Borrower has requested that the Lenders modify certain financial covenants, adjust the amortization of the Term Loan and amend certain other provisions of the Loan Agreement, and the Lenders have agreed, upon and subject to the terms, conditions and provisions of this Amendment.

STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended, subject to the provisions of Section 2 of this Amendment,

          (a) by amending Section 2B.3 REPAYMENT OF TERM LOAN in its entirety to read as follows:

                  SECTION 2B.3. REPAYMENT OF TERM LOAN. Subject to the provisions of this Agreement, the outstanding principal amount of the Term Loan is due and payable, and shall be repaid in full by the Borrower, in consecutive monthly installments each in the amount of $83,333.33 on the first day of each month commencing May 1, 2000 and a final installment on the Termination Date in the full remaining unpaid amount of the Term Loan.

         (b) by amending subsections (b) and (c) of Section 10.1 FINANCIAL RATIOS in their entirety to read as follows:

                  (b) MINIMUM FIXED CHARGE COVERAGE. The consolidated Fixed Charge Coverage Ratio of the Borrower and its Consolidated Subsidiaries for any fiscal period described below to be less than the ratio set forth below opposite such period:

         PERIOD                                                  RATIO
         ------                                                  -----

         the four consecutive Fiscal Quarters ending             .89 to 1
         December 31, 1998

         the two consecutive Fiscal Quarters ending
         June 30, 1999                                           .54 to 1

         the three consecutive Fiscal Quarters ending
         September 30, 1999                                      1.05 to 1

         the four consecutive Fiscal Quarters ending
         December 31, 1999                                       1.00 to 1

         the four consecutive Fiscal Quarters ending
         March 31, 2000, June 30, 2000, September                1.20 to 1
         30, 2000 and December 31, 2000

         the four consecutive Fiscal Quarters ending
         March 31, 2001, June 30, 2001, September                1.25 to 1
         30, 2001

         the four consecutive Fiscal Quarters ending
         December 31, 2001 and the last day of each              1.40 to 1
         Fiscal Quarter ending thereafter

                  (c) MINIMUM EBITDA Consolidated EBITDA of the Borrower and its Consolidated Subsidiaries for each fiscal period set forth below to be less than the amount set forth opposite such fiscal period:

             FISCAL PERIOD                                  AMOUNT
             -------------                                  ------

             the Fiscal Quarter ending March 31, 1999       $1.00

             the Fiscal Year ending December 31, 2000       $18,500,000

             the Fiscal Year ending December 31, 2001       $22,500,000
             and each Fiscal Year ending thereafter

         (c) by amending Section 10.5 CAPITAL EXPENDITURES by replacing the schedule set forth therein with the following schedule:


             FISCAL YEAR                                    AMOUNT
             -----------                                    ------
             1998                                           $33,500,000

             1999                                           $24,000,000

             2000                                           $27,900,000

             Each Fiscal Year thereafter                    $10,000,000 or such greater or
                                                             lesser amount as may be
                                                             agreed to by the Borrower and
                                                             the Required Lenders

          (d) by amending Section 10.15 MINIMUM COLLATERAL AVAILABILITY in its entirety to read as follows:

         SECTION 10.15. MINIMUM COLLATERAL AVAILABILITY. Permit Collateral Availability at any time during each period set forth below to be less than the amount set forth opposite such period:

                  February 1, 2000 through                    $0

                  August 31, 2000

                  September 1, 2000 through                   $1,000,000
                  September 30, 2000

                  October 1, 2000 through                     $1,500,000
                  October 31, 2000

                  On or after November 1, 2000                $2,000,000

         Section 2. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective retroactively to December 31, 1999 as of the first date (the "Amendment Effective Date") on which the Agent shall have received the following documents (each of which shall be in form and substance satisfactory to the Agent and, other than the Term Notes referred to below, in sufficient copies for each Lender):

         (a) this Amendment duly executed and delivered by the Borrower, each Lender and the Agent;

         (b) an Amended and Restated Term Note in the form attached hereto as ANNEX A, properly completed and duly executed and delivered by the Borrower payable to each Lender;

         (c) a certificate of the Secretary of the Borrower having attached thereto the articles or certificate of incorporation and bylaws of the Borrower as in effect on the Amendment Effective Date (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Lenders pursuant to the Loan Agreement), all corporate action, including shareholders' approval, if necessary, taken by the Borrower and/or its shareholders to authorize the execution, delivery and performance of this Amendment, and to the further effect that the incumbency certificate delivered in connection with the occurrence of the Effective Date remains in effect, unchanged;

         (d) a certificate of the president or any vice-president of the Borrower on behalf of the Borrower stating that, to the best of his knowledge and based on an examination reasonably believed by him to be sufficient to enable him to make an informed statement,

                  (i) after giving effect to the Amendment, all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects as of the date hereof, and

                  (ii) after giving effect to the Amendment, no Default or Event of Default exists, and the Agent shall be satisfied as to the truth and accuracy thereof;

         (e) the Confirmation of Guarantors attached hereto as ANNEX B duly executed and delivered by each Guarantor;

         (f) an amendment fee to the Agent for the Ratable benefit of the Lenders in the amount of $125,000 which fee is earned on the date hereof and is not subject to rebate or refund and shall be payable in two installments: the first installment, payable on the date hereof, shall be in the amount of $75,000 and the second installment, payable on April 1, 2000, shall be in the amount of $50,000; PROVIDED, HOWEVER, that the second installment shall not be payable if the Borrower shall have received, on or prior to April 1, 2000, an amount in settlement of certain past due Receivables, which, had such amount been included in the computation of the Borrower's 1999 financial results, would have resulted in a Fixed Charge Coverage Ratio of the Borrower and its Consolidated Subsidiaries as of December 31, 1999 of at least 1.25 to 1 or consolidated Net Income of the Borrower and its Consolidated Subsidiaries for Fiscal Year 1999 of at least $3,300,000; and

         (g) such other documents and instruments as the Agent or any Lender may reasonably request.

         Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby makes the following representations and warranties to the Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

         (a) AUTHORIZATION OF AGREEMENTS. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other agreement contemplated hereby to which it is a party have been duly executed and delivered by the duly authorized officers of the Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         (b) COMPLIANCE OF AGREEMENTS WITH LAWS. The execution, delivery and performance of this Amendment and each other agreement contemplated hereby to which the Borrower is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any of its Subsidiaries,

                  (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of the Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which the Borrower, any of its Subsidiaries or any of Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to the Borrower or any of its Subsidiaries, or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than the Security Interest.

         Section 4. EXPENSES. The Borrower agrees to pay or reimburse on demand all costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other Loan Documents contemplated hereby or the filing or recording of any thereof, including, without being limited to, any taxes, title premiums or other expenses related thereto.

         Section 5. EFFECT OF AMENDMENT. From and after the Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement,"

"hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 6.  COUNTERPART EXECUTION; GOVERNING LAW.

         (a) EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually delivered counterpart thereof.

         (b) GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


[CORPORATE SEAL]                                BORROWER:

Attest:                                         Nabi


By: /s/ Thomas H. McLain                        By: /s/ David J. Gury
    ----------------------------------------        ----------------------------
    Name:  Thomas H. McLain                         Name:  David J. Gury
    Title: Sr. VP Corporate Services and CFO        Title: President & CEO


                                                AGENT:

                                                BANK OF AMERICA, N.A.,
                                                formerly NATIONSBANK, N.A..



                                                By: /s/ Andrew Doherty
                                                    ----------------------------
                                                    Name: Andrew Doherty
                                                    Title: Vice President



                                                LENDERS:

                                                BANK OF AMERICA, N.A.,
                                                formerly NATIONSBANK, N.A.



                                                By: /s/ Andrew Doherty
                                                    ----------------------------
                                                    Name: Andrew Doherty
                                                    Title: Vice President


                                                BANKBOSTON, N.A.



                                                By: /s/ Michael R. O'Neal
                                                    ----------------------------
                                                    Name: Michael R. O'Neal
                                                    Title: Vice President

                                                                         ANNEX A

                         AMENDED AND RESTATED TERM NOTE


$2,500,000                                                      Atlanta, Georgia
                                                                February 1, 2000


         FOR VALUE RECEIVED, the undersigned, NABI, a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of BANKBOSTON, N.A. (the "Lender") at the offices of Bank of America, N.A., a national banking association, as agent for the Lenders (together with its successor agents the "Agent") located at 600 Peachtree Street, N.E., Atlanta, Georgia, 30308, or at such other place within the United States as shall be designated from time to time by the Agent, the principal amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000), constituting the Term Loan made by the Lender to the Borrower pursuant to the Loan Agreement (as hereinafter defined), in lawful money of the United States of America in federal or other immediately available funds, in such amounts and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof.

         The Borrower also unconditionally promises to pay interest on the unpaid principal amount of this Note outstanding from time to time for each day from the date of disbursement until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Note or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

         For the purposes of this Note, "LOAN AGREEMENT" means the Loan and Security Agreement dated as of September 12, 1997, as amended, between the Borrower, the Lender, the other financial institutions party thereto from time to time, and the Agent, as the same may be further amended, modified, supplemented or restated from time to time. Reference is made to the Loan Agreement for the definitions of other terms used in this Term Note.

         This Term Note is one of the Term Notes under, and is subject to the provisions and entitled to the benefits of, the Loan Agreement, is secured by the Collateral and other property as provided in the Loan Documents, is subject to optional and mandatory prepayment in whole or in part and is subject to acceleration prior to maturity upon the occurrence of one or more Events of Default, all as provided in the Loan Documents.

         This Term Note is made by the Borrower in favor of the Lender in substitution and exchange for the Term Note dated May 7, 1998 payable to the order of the Lender in the original principal amount of $2,500,000, but not in extinguishment or as a novation of the indebtedness evidenced by such Note.

         Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of non-payment and all other notices are hereby waived by the Borrower to the fullest extent permitted by Applicable Law. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         The Borrower hereby agrees to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed, all as provided in the Loan Agreement.

         THE PROVISIONS OF SECTION 14.5 OF THE LOAN AGREEMENT ARE HEREBY EXPRESSLY INCORPORATED BY REFERENCE HEREIN.

         THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.


                  IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                                                 NABI

                                                 By: /s/ David J. Gury
                                                     ---------------------------
                                                     Name:  David J. Gury
                                                     Title: President and Ceo

[CORPORATE SEAL]

Attest:
By: /s/ Thomas H. McLain
    --------------------------------------
Name:   Thomas H. McLain
Title:  Sr. VP Corporate Services and CFO

                                                                         ANNEX A


                         AMENDED AND RESTATED TERM NOTE



$2,500,000                                                      Atlanta, Georgia
                                                                February 1, 2000


         FOR VALUE RECEIVED, the undersigned, NABI, a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of BANK OF AMERICA, N.A., formerly NationsBank, N.A. (the "Lender"), at the offices of Bank of America, N.A., a national banking association, as agent for the Lenders (together with its successor agents the "Agent") located at 600 Peachtree Street, N.E., Atlanta, Georgia, 30308, or at such other place within the United States as shall be designated from time to time by the Agent, the principal amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000), constituting the Term Loan made by the Lender to the Borrower pursuant to the Loan Agreement (as hereinafter defined), in lawful money of the United States of America in federal or other immediately available funds, in such amounts and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof.

         The Borrower also unconditionally promises to pay interest on the unpaid principal amount of this Note outstanding from time to time for each day from the date of disbursement until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Note or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

         For the purposes of this Note, "LOAN AGREEMENT" means the Loan and Security Agreement dated as of September 12, 1997, as amended, between the Borrower, the Lender, the other financial institutions party thereto from time to time, and the Agent, as the same may be further amended, modified, supplemented or restated from time to time. Reference is made to the Loan Agreement for the definitions of other terms used in this Term Note.

         This Term Note is one of the Term Notes under, and is subject to the provisions and entitled to the benefits of, the Loan Agreement, is secured by the Collateral and other property as provided in the Loan Documents, is subject to optional and mandatory prepayment in whole or in part and is subject to acceleration prior to maturity upon the occurrence of one or more Events of Default, all as provided in the Loan Documents.

         This Term Note is made by the Borrower in favor of the Lender in substitution and exchange for the Term Note dated May 7, 1998 payable to the order of the Lender in the original principal amount of $2,500,000, but not in extinguishment or as a novation of the indebtedness evidenced by such Note.

         Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of non-payment and all other notices are hereby waived by the Borrower to the fullest extent permitted by Applicable Law. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         The Borrower hereby agrees to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed, all as provided in the Loan Agreement.

         THE PROVISIONS OF SECTION 14.5 OF THE LOAN AGREEMENT ARE HEREBY EXPRESSLY INCORPORATED BY REFERENCE HEREIN.

         THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.


                                                 NABI

                                                 By: /s/ David J. Gury
                                                     ---------------------------
                                                     Name:  David J. Gury
                                                     Title: President and Ceo

[CORPORATE SEAL]

Attest:
By: /s/ Thomas H. McLain
    --------------------------------------
Name:   Thomas H. McLain
Title:  Sr. VP Corporate Services and CFO

  CERTIFICATE AS TO CERTIFICATE OF INCORPORATION, BY-LAWS, CORPORATE ACTION AND
                         INCUMBENCY OF OFFICERS OF NABI

         I, Thomas H. McLain, Assistant Secretary of Nabi, a Delaware corporation (the "Borrower"), in my capacity as such officer, hereby certify to Bank of America, N.A., formerly NationsBank, N.A., a national banking association (the "Agent") in connection with the Amendment No. 4, dated as of February 1, 2000, to the Loan and Security Agreement dated as of September 12, 1997, as amended by Amendment No. 1 and Waiver dated as of November 14, 1997, Amendment No. 2 and Waiver dated as of March 27, 1998 and Amendment No. 3 and Waiver dated as of March 1, 1999 (as so amended, the "Loan Agreement"), between the Borrower, the financial institutions party thereto from time to time (the "Lenders") and the Agent as follows:

         1. There has been no amendment or other modification to the Certificate of Incorporation of the Borrower from the form of such Certificate delivered to the Lenders on September 12, 1997 in connection with the making of the Initial Loans under the Loan Agreement, except for changing the Borrower's name from NABI to Nabi, as evidenced to you in connection with the execution of Amendment No. 2 on December 23, 1997, and the Certificate of Incorporation, as so amended, has been in effect at all times from and including September 12, 1997, through and including the date hereof.

         2. Attached as EXHIBIT A hereto are the Amended and Restated By-laws of the Borrower as amended through May 28, 1999, which incorporate the only modification of such By-laws from the form of the By-laws delivered to the Lenders on September 12, 1997 in connection with the making of the Initial Loans under the Loan Agreement. The By-laws attached hereto have been in effect at all times from and including May 28, 1999, through and including the date hereof.

         3. The resolutions of the Borrower's Board of Directors furnished to the Agent on September 12, 1997, authorizing the execution, delivery and performance of the Loan Agreement and any amendments thereto by David J. Gury, President and Chief Executive Officer of the Borrower, have not been rescinded, amended or modified and are in full force and effect on the date hereof.

         4. The incumbency certificate furnished to the Agent on September 12, 1997 as it relates to David J. Gury remains on the date hereof in effect and unchanged.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of February, 2000.


                                          /s/ Thomas H. McLain
                                          --------------------------------------
                                          Thomas H. McLain

         The undersigned, David J. Gury, Chairman, President and Chief Executive Officer of the Borrower, does hereby certify that Thomas H. McLain is the duly elected, qualified and acting Assistant Secretary of the Borrower and the signature set forth above is his genuine signature.


                                          /s/ David J. Gury
                                          --------------------------------------
                                          David J. Gury

                                                                       EXHIBIT A

                              AMENDED AND RESTATED

                                   BY-LAWS OF

                                      NABI

                               AS AMENDED THROUGH
                                  MAY 28, 1999


ARTICLE I

OFFICES

         The registered office shall be in the City of Dover, County of Kent, State of Delaware, and the name of the resident agent in charge thereof is The United States Corporation Company.

         The corporation may also have offices at such other places within or without the State of Delaware as the Board of Directors may from time to time appoint or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

         SECTION 1. PLACE OF MEETINGS. All meetings of stockholders for any purpose shall be held at such place, within or without the State of Delaware, as shall be designated by the Board of Directors or the Chairman of the Board and stated in the notice of the meeting.

         SECTION 2. ANNUAL MEETING. An annual meeting of the stockholders of the corporation, for the election of Directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as shall be fixed from time to time by the Board of Directors and stated in the notice of the meeting.

         SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders may be called by the Chairman of the Board or by order of the Board of Directors, and, subject to the procedures set forth in this Section 3, shall be called by the Chairman of the Board or by the Secretary at the request in writing of stockholders owning shares of the capital stock of the corporation which represent a majority of the votes entitled to be cast at such meeting. Upon request in writing sent by registered mail to the Chairman of the Board by any stockholder or stockholders entitled to call a special meeting of stockholders pursuant to this Section 3 (which request shall state the purpose or purposes of the proposed meeting), the Board of Directors shall determine a place and time for such meeting, which time shall be not less than ninety (90) nor more than one hundred (100) days after the receipt and determination of the validity of such request, and a record date for the determination of stockholders entitled to vote at such meeting in the manner set forth in Section 8 of this Article II. Business transacted at any special meeting shall be confined to the purpose or purposes stated in the notice of such meeting.

         SECTION 4. NOTICE OF MEETING. Notice of the time and place of holding each annual meeting and each special meeting of stockholders shall be given by the Secretary, not less than ten nor more than sixty days before the meeting, to each stockholder of record entitled to vote at such meeting. Notices of all meetings of stockholders shall state the purposes for which the meetings are held.

         SECTION 5. LIST OF STOCKHOLDERS. At least ten days before every meeting of stockholders a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary, who shall have charge of the stock ledger. Such list shall be open for said ten days to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, either at a place specified in the notice of the meeting (which place shall be within the city where the meeting is to be held) or, if no such other place has been so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder present at the meeting.

         SECTION 6. QUORUM. At any meeting of stockholders, the holders of issued and outstanding shares of capital stock which represent a majority of the votes entitled to be cast thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented. Unless the adjournment is for more than thirty days or a new record date is fixed for the adjourned meeting, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally called.

         SECTION 7. VOTING. At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than eleven months prior to said meeting. When a quorum is present at any meeting, the holders of shares of stock present in person or represented by proxy, which shares represent a majority of votes cast on any question before the meeting, shall decide the question unless the question is one upon which by express provision of law or of the certificate of incorporation or of these by-laws a different vote is required, in which case such express provision shall govern and control the decision of such question.

         SECTION 8. FIXING OF RECORD DATE. (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action other than stockholder action by written consent, the Board of Directors may fix a record date, which shall not precede the date such record date is fixed and shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any such other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given. The record date for any other purpose other than stockholder action by written consent shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record





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

date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

         SECTION 9. NOMINATION OF DIRECTORS. Only persons who are nominated in accordance with the procedures set forth in the By-laws shall be eligible to serve as Directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this Section 9, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 9. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days; provided, however, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible to serve as a Director of the corporation unless nominated in accordance with the procedures set forth in this By-law. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the By-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 9, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section.

         SECTION 10. NOTICE OF BUSINESS. At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 10, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 10. For business to be properly brought




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

before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days prior to the meeting; provided, however, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder and (d) any material interest in the stockholder in such business. Notwithstanding anything in the By-laws to the contrary, no business shall be conducted at a stockholder meeting except in accordance with the procedures set forth in this Section 10. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the By-laws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 10, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section.

ARTICLE III

DIRECTORS

         SECTION 1. DIRECTORS AND THEIR TERMS OF OFFICE. There shall be a Board of Directors consisting of not less than three nor more than fifteen persons, the exact number of Directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the number of Directors required at the time to constitute a full board as fixed in or determined pursuant to these by-laws as then in effect. The Directors shall, except as otherwise provided in
Section 3 of this Article, be elected at the annual meeting or at any meeting of the stockholders held in lieu of such annual meeting, which meeting, for the purposes of these by-laws, shall be deemed the annual meeting, and each Director so elected shall hold office until his successor is elected and qualified. A Director need not be a stockholder. Within the limits above specified, the number of Directors may at any time be increased or decreased by vote of the Directors at any meeting of the Directors provided that no decrease in the number of Directors shall affect the term of any Director in office.

         SECTION 2. POWERS OF DIRECTORS. The affairs, property and business of the corporation shall be managed by the Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the certificate of incorporation or these by-laws directed or required to be exercised or done by the stockholders.

         SECTION 3. VACANCIES. If any vacancies occur in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, or any new Directorship is created by any increase in the authorized number of Directors, Directors to fill the vacancy or vacancies or to fill the newly created Directorship may be elected solely by a majority vote of the Directors then in office, whether or not a quorum, at any meeting of the Board and the Directors so chosen shall hold office until their successors, if any, are duly elected and qualified.

         SECTION 4. ANNUAL MEETING OF DIRECTORS. The first meeting of each newly elected board may be held without notice immediately after an annual meeting of stockholders (or a special meeting of stockholders held in lieu of an annual meeting) at the same place as that at which such meeting of stockholders was held; or such first meeting may be held at such place (within or without the State of




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

Delaware) and time as shall be fixed by the consent in writing of all the Directors, or may be called in the manner hereinafter provided with respect to the call of special meetings.

         SECTION 5. REGULAR MEETINGS OF DIRECTORS. Regular meetings of the Board of Directors may be held at such times and at such place or places (within or without the State of Delaware) as the Board of Directors may from item to time prescribe. No notice need be given of any regular meeting and a notice, if given, need not specify the purposes thereof.

         SECTION 6. SPECIAL MEETINGS OF DIRECTORS. Special meetings of the Board of Directors may be called at any time by or under the authority of the Chairman of the Board and shall be called by him or by the Secretary on written request of any two Directors or, if they fail to do so, by two Directors in the name of the Secretary, to be held in each instance at such place (within or without the State of Delaware) as the person calling the meeting may designate in the call thereof. Notice of each special meeting of the Board of Directors, stating the time and place thereof, shall be given to each Director by the Secretary, not less than twenty-four hours before the meeting. Such notice need not specify the purposes of the meeting.

         SECTION 7. QUORUM; VOTING. At any meeting of the Board of Directors a majority of the number of Directors required to constitute a full Board, as fixed in or determined pursuant to these by-laws as then in effect, shall constitute a quorum for the transaction of business, but if a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present. Except as otherwise provided by law or by the certificate of incorporation or by the by-laws, the affirmative vote of at least a majority of the Directors present at a meeting at which there is a quorum shall be the act of the Board of Directors.

         SECTION 8. MEETINGS BY TELEPHONE. Members of the Board of Directors or of any committee thereof may participate in meetings of the Board of Directors or of such committee by means of conference telephone or similar communications equipment by means of which all person participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

         SECTION 9. ACTION WITHOUT MEETING. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or of such committee.

         SECTION 10. COMPENSATION. By resolution of the Board of Directors, the Directors, as such, may receive stated salaries for their services, and may be allowed a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board. Members of committees may also be allowed a fixed sum and expenses of attendance, if any, for attending committee meetings. Nothing herein contained shall preclude any Director from serving the corporation in any other capacity and receiving compensation for such services.

ARTICLE IV

EXECUTIVE AND OTHER COMMITTEES

         The Board of Directors, by the affirmative vote of a majority of the number of Directors required at the time to constitute a full board as fixed in or determined pursuant to these by-laws as then in effect, may designate two or more of its members to constitute an Executive Committee, which committee shall, when the Board of Directors is not in session, have and may exercise, to the extent provided by resolution of the Board of Directors, from time to time, all the powers of the Board of Directors (including all action




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

which may be taken by the Board of Directors as by law, by the certificate of incorporation or by the by-laws provided) insofar as such powers may be lawfully delegated, and may have power to authorize the seal of the corporation to be affixed to all papers which may require it.

         The Board of Directors, by the affirmative vote of a majority of the number of Directors required at the time to constitute a full board as fixed in or determined pursuant to these by-laws as then in effect, may also appoint other committees, the members of which may, but need not, be Directors, the number composing such committees, not less than two, and the powers (to be advisory only if all the members are not Directors) conferred upon them to be determined by resolution of the Board of Directors.

         No committee shall have power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws; and unless the resolution shall expressly so provide, no committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

         Vacancies in the membership of committees shall be filled by the Board of Directors at a regular meeting or at a special meeting.

         At any meeting of any committee a majority of the whole committee shall constitute a quorum and except as otherwise provided by statute or by the certificate of incorporation or by the by-laws the affirmative vote of at least a majority of the members present at a meeting at which there is a quorum shall be the act of the committee.

         The Secretary of the corporation, or in his absence, an Assistant Secretary, or other person designated by a committee, shall act as secretary of such committee.

         The Executive Committee and each of the other committees, except as otherwise provided by resolution of the Board of Directors, shall fix the time and place of its meetings within or without the State of Delaware, shall adopt its own rules and procedure, and shall keep a record of its acts and proceedings and report the same from time to time to the Board of Directors.

ARTICLE V

OFFICERS

         SECTION 1. OFFICERS AND THEIR ELECTION, TERM OF OFFICE AND VACANCIES. The officers of the corporation shall be a Chairman of the Board, a President, a Secretary, a Treasurer and such Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers as the Board of Directors may from time to time determine and elect or appoint. All officers shall be elected annually by the Board of Directors at their first meeting following the annual meeting of stockholders or any special meeting held in lieu thereof and shall hold office until their successors are duly elected and qualified. The Chairman of the Board must be a Director. All other officers may, but need not be, members of the Board of Directors. Two or more offices may be held by the same person. Any officer elected by the Board of Directors may be removed at any time by the Board of Directors. If any vacancy shall occur among the officers, it shall be filled by the Board of Directors.

         SECTION 2. CHAIRMAN OF THE BOARD. The Chairman of the Board shall be the chief executive officer of the corporation with full control and responsibility for management decisions, subject to the supervision and control of the Board of Directors and such limitations as the Board of Directors may from time to time impose. The Chairman of the Board when present shall preside at all meetings of the stockholders and of the Directors. It shall be his duty and he shall have the power to see that all orders





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

and resolutions of the Board are carried into effect. The Chairman of the Board shall perform such additional duties and have such additional powers as the Directors shall designate. In the absence or disability of the Chairman of the Board, his powers and duties shall be performed by such officer of the corporation as the Board shall designate.

         SECTION 3. PRESIDENT. The President shall be the chief operating officer of the corporation with full control and responsibility for the operations of the corporation. The President, as soon as reasonably possible after the close of each fiscal year, shall submit to the Board a report of the operations of the corporation for such year and a statement of its affairs and shall from time to time report to the Board all matters within his knowledge which the interests of the corporation may require to be brought to its notice. The President shall perform such duties and have such powers additional to the foregoing as the Board shall designate.

         SECTION 4. VICE PRESIDENTS. In the absence or disability of the President, his powers and duties shall be performed by the Vice President, if only one, or, if more than one, by the one designated for the purpose by the Board. Each Vice President shall have such other powers and perform such other duties as the Board shall from time to time designate.

         SECTION 5. TREASURER. The Treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositaries as shall be designated by the Board or in the absence of such designation in such depositaries as he shall from time to time deem proper. He shall disburse the funds of the corporation as shall be ordered by the Board, taking proper vouchers for such disbursements. He shall promptly render to the President and to the Board such statements of his transactions and accounts as the President and Board respectively may from time to time require. The Treasurer shall perform such duties and have such powers additional to the foregoing as the Board may designate.

         SECTION 6. ASSISTANT TREASURERS. In the absence or disability of the Treasurer, his powers and duties shall be performed by the Assistant Treasurer, if only one, or if more than one, by the one designated for the purpose by the Board Each Assistant Treasurer shall have such other powers and perform such other duties as the Board shall from time to time designate.

         SECTION 7. THE SECRETARY. The Secretary shall issue notices of all meetings of stockholders and Directors and of the executive and other committees where notices of such meetings are required by law or these by-laws. He shall keep the minutes of meetings of stockholders and of the Board of Directors and of the executive and other committees, respectively, unless such committees appoint their own respective secretaries and be responsible for the custody thereof. Unless the Board shall appoint a transfer agent and/or registrar, the Secretary shall be charged with the duty of keeping, or causing to be kept, accurate records of all stock outstanding, stock certificates issued and stock transfers. He shall sign such instruments as require his signature and shall perform such other duties and shall have such powers as the Board of Directors shall designate from time to time, in all cases subject to the control of the Board of Directors. The Secretary shall have custody of the corporate seal, shall affix and attest such seal on all documents whose execution under seal is duly authorized. In his absence at any meeting, an Assistant Secretary or the Secretary pro tempore shall perform his duties thereat.

         SECTION 8. ASSISTANT SECRETARIES. In the absence or disability of the Secretary, his powers and duties shall be performed by the Assistant Secretary, if only one, or, if more than one, by the one designated for the purpose by the Board. Each Assistant Secretary shall have such powers and perform such other duties as the Board shall from time to time designate.

         SECTION 9. Salaries. The salaries of officers, agents and employees shall be fixed from time to time by or under authority from the Board of Directors.





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ARTICLE VI

RESIGNATIONS AND REMOVALS

         SECTION 1. OFFICERS, AGENTS. EMPLOYEES AND MEMBERS OF COMMITTEES. Any officer, agent or employee of the corporation may resign at any time by giving written notice to the Board of Directors or to the Chairman of the Board or to the Secretary of the corporation; and any member of any committee may resign by giving written notice either as aforesaid or to the committee of which he is a member or to the chairman thereof. Any such resignation shall take effect at the time specified therein, or if the time be not specified, upon receipt thereof, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. The Board of Directors may at any time, with or without cause, remove from office or discharge or terminate the employment of any officer, agent, employee or member of any committee.

         SECTION 2. DIRECTORS. Any Director of the corporation may resign at any time by giving written notice to the Board of Directors or to the Chairman of the Board or to the Secretary of the corporation. Any such resignation shall take effect at the time specified therein, or if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more Directors shall resign from the Board of Directors, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective and each Director so chosen shall hold office as provided in these by-laws in the filling of other vacancies. The stockholders of the corporation entitled to vote upon the election of Directors may, at any time, remove from office any one or more Directors only with cause, and his successor or their successors shall be elected by the remaining Directors as provided in these By-laws in the filling of other vacancies. A Director may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing to remove him.

ARTICLE VII

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

         SECTION 1. The corporation shall indemnify, to the fullest extent permitted by the General Corporation Law of the State of Delaware as presently in effect or as hereafter amended:

                  (a) Subject to the provisions of Section 10, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether external or internal to the corporation (other than by action by or in the right of the corporation) by reason of the fact that he is or was a Director or officer of the corporation, or is or was serving at the request of the corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such suit, action or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.





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

                  (b) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a Director or officer of the corporation, or is or was serving at the request of the corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         SECTION 2. The Board of Directors, in its discretion, may authorize the corporation to indemnify to the fullest extent permitted by the General Corporation Law of the State of Delaware (as presently in effect or as hereafter amended):

                  (a) Subject to the provisions of Section 10, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such suit, action or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (b) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         SECTION 3. Any indemnification under this Article VII (unless required by law or ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that





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indemnification of the Director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections l and 2 of this Article VII. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or
(iii) by the stockholders of the corporation.

         SECTION 4. Expenses incurred by a Director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article VII. Any advance under this Section 4 shall be made promptly, and in any event within ninety days, upon the written request of the person seeking the advance.

         SECTION 5. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article VII shall not be deemed exclusive of any other rights to which any person, whether or not entitled to be indemnified under this Article VII, may be entitled under any statute, by-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Each person who is or becomes a Director or officer as described in Section 1 shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article VII. All rights to indemnification under this
Article VII shall be deemed to be provided by a contract between the corporation and the person who serves as a Director or officer of the corporation at any time while these by-laws and other relevant provisions of the General Corporation Law of the State of Delaware and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

         SECTION 6. The Board of Directors may at any time and from time to time cause the corporation to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of the General Corporation Law of the State of Delaware (as presently in effect or hereafter amended), the Certificate of Incorporation of the corporation or these By-laws.

         SECTION 7. The corporation's indemnification under Sections 1 and 2 of this Article VII of any person who is or was a Director, officer, employee or agent of the corporation, or is or was serving, at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be reduced by any amounts such person receives as indemnification (i) under any policy of insurance purchased and maintained on his behalf by the corporation, (ii) from such other corporation, partnership, joint venture, trust or other enterprise, or (iii) under any other applicable indemnification provision.

         SECTION 8. In the discretion of the Board of Directors of the corporation, for the purposes of this Article VII, references to "the corporation" may also include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors or officers, so that any person who is or was a Director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, would stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such other constituent corporation if its separate existence had continued.





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         SECTION 9. In addition to and without limiting the foregoing provisions of this Article VII and except to the extent otherwise required by law, any person seeking indemnification under or pursuant to Section 1 of this Article
VII shall be deemed and presumed to have met the applicable standard of conduct set forth in Section l unless the contrary shall be established.

         SECTION 10.

         (a) In addition to and without limiting the foregoing provisions of this Article VII and except to the extent otherwise required by law, (a) it shall be a condition of the corporation's obligation to indemnify under Sections l(a) and 2(a) of this Article VII (in addition to any other condition in these By-laws or by law provided or imposed) that the person asserting, or proposing to assert, the right to be indemnified, promptly after receipt of notice of commencement of any action, suit or proceeding in respect of which a claim for indemnification is or is to be made against the corporation, notify the corporation of the commencement of such action, suit or proceeding, including therewith a copy of all papers served and the name of counsel retained or to be retained by such person in connection with such action, suit or proceeding, and thereafter to keep the corporation timely and fully apprised of all developments and proceedings in connection with such action, suit or proceeding or as the corporation shall request, and (b) the fees and expenses of any counsel retained by a person asserting, or proposing to assert, the right to be indemnified under Section l(a) or 2(a) of this Article VII shall be at the expense of such person unless the counsel retained shall have been approved by the corporation in writing.

         (b) If a claim for indemnification or advancement of expenses under this Article VII is not paid in full by the corporation within 90 days after a written claim therefor has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim.

         SECTION 11. For purposes of this Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service by a Director or officer of the corporation which imposes duties on, or involves services by, such person with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VII.

         SECTION 12. To the extent that a Director, officer, agent or employee of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or in Section 2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         SECTION 13. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 14. If any term or provision of this Article VII or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Article VII or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Article VII shall be valid and enforced to the fullest extent permitted by law.




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ARTICLE VIII

CAPITAL STOCK

         SECTION 1. STOCK CERTIFICATES. Each stockholder shall be entitled to a certificate or certificates representing in the aggregate the share owned by him and certifying the number and class thereof, which shall be in such form as this Board shall adopt. Each certificate of stock shall be signed by the Chairman of the Board or the President or a Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before the certificate is issued, such certificate may nevertheless be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         SECTION 2. TRANSFER OF STOCK. Shares of stock shall be transferable on the books of the corporation pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe.

         SECTION 3. HOLDERS OF RECORD. Prior to due presentment for registration of transfer the corporation may treat the holder of record of a share of its stock as the complete owner thereof exclusively entitled to vote, to receive notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice to the contrary.

         SECTION 4. TRANSFER AGENT AND REGISTRAR. The Board of Directors may at any time appoint a transfer agent or agents and/or registrar or registrars for the transfer and/or registration of shares of stock.

         SECTION 5. LOST, STOLEN, DESTROYED OR MUTILATED STOCK CERTIFICATES. The Board of Directors may direct a new stock certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, destroyed or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, destroyed or mutilated. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, destroyed or mutilated certificate or certificates, or his legal representative, to (a) advertise the same in such manner as it shall require and/or (b) give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, destroyed or mutilated and/or (c) comply with any other reasonable requirements prescribed by the Board.





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ARTICLE IX

SECURITIES OF OTHER CORPORATIONS

         Subject to any limitations that may be imposed by the Board of Directors, the Chairman of the Board, the President or any person or persons authorized by the Board may in the name and on behalf of the corporation (i) act, or appoint any other person or persons (with or without powers of substitution) to act in the name and on behalf of the corporation (as proxy or otherwise), at any meeting of the holders of stock or other securities of any corporation or other organization, securities of which shall be held by this corporation, or (ii) express consent or dissent, as a holder of such securities, to corporate or other action by such other corporation or organization.

ARTICLE X

CHECKS, NOTES, DRAFTS AND OTHER INSTRUMENTS

         Checks, notes, drafts and other instruments for the payment of money drawn or endorsed in the name of the corporation may be signed by any officer or officers or person or persons authorized by the Board of Directors to sign the same. No officer or person shall sign any such instrument as aforesaid unless authorized by the Board to do so.

ARTICLE XI

DIVIDENDS AND RESERVES

         SECTION 1. DIVIDENDS. Dividends upon the capital stock of the corporation may, subject to any provisions of the certificate of incorporation, be declared pursuant to law by the Board of Directors. Dividends may be paid in cash, in property or in shares of the capital stock.

         SECTION 2. RESERVES. Before payment of any dividend there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Directors shall think conducive to the interest of the corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE XII

CORPORATE SEAL

         The corporate seal shall be in such form as the Board of Directors may from time to time prescribe and the same may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.


ARTICLE XIII

FISCAL YEAR

         The fiscal year of the corporation shall end on the 31st day of December of each year.

ARTICLE XIV

BOOKS AND RECORDS

         The books, accounts and records of the corporation, except as may be otherwise required by the laws of the State of Delaware, may be kept outside of the State of Delaware, at such place or places as the Board of Directors may from time to time appoint. Except as may otherwise be provided by law, the Board of Directors shall determine whether and to what extent the books, accounts, records and documents of the corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any book, account, record or document of the corporation, except as conferred by law or by resolution of the stockholders or Board of Directors.

ARTICLE XV

NOTICES

         SECTION 1. MANNER OF GIVING OF NOTICE. Whenever the provisions of a law, the certificate of incorporation, the by-laws or rules of a committee require notice to be given to any Director, officer,




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stockholder or member of a committee, they shall not be construed to mean personal notice; such notice may be given by telegram or by depositing such notice in a post office or letter box, in a postpaid, sealed wrapper, addressed to such Director, officer, stockholder or member of a committee at his address as the same appears in the books or records of the corporation (unless he shall have filed with the Secretary a written request that notice intended for him be sent to some other address, in which case it shall be sent to the address designated in the most recent such request); and the time when such telegram shall be transmitted or notice deposited shall be deemed to be the time of the giving of such notice.

         SECTION 2. WAIVER OF NOTICE. Whenever notice is required by law, the certificate of incorporation, the by-laws, or as otherwise provided by law, a written waiver thereof, signed by the person entitled to notice, shall be deemed equivalent to notice, whether signed before or after the time required for such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Directors or members of a committee of directors need be specified in any written waiver of notice.

ARTICLE XVI

SEPARABILITY

         If any term or provision of the by-laws, or the application thereof to any person or circumstance or period of time, shall to any extent be invalid or unenforceable, the remainder of the by-laws, or the application of such term or provision to persons or circumstances or periods of time other than those as to which it is invalid or unenforceable, shall not be affected thereby and each term and provision of the by-laws shall be valid and enforced to the fullest extent permitted by law.





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ARTICLE XVII

AMENDMENTS

         The by-laws may be made, altered or repealed by the stockholders or, if such power is conferred by the certificate of incorporation, by the Board of Directors except that any by-law made by the stockholders may be altered or repealed only by the stockholders if such by-law expressly so provides.







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          CERTIFICATE AS TO REPRESENTATIONS, WARRANTIES AND NO DEFAULTS

         I, Thomas H. McLain, Assistant Secretary, Chief Financial Officer and Senior Vice President and Senior Vice President, Corporate Services of NABI, a Delaware corporation (the "Borrower"), in my capacity as such officer, hereby certify to Bank of America, N.A., formerly NationsBank, N.A., a national banking association (the "Agent") in connection with the effectiveness of Amendment No. 4 dated as of February 1, 2000 (the "Amendment") to the Loan and Security Agreement dated as of September 12, 1997, as amended by Amendment No. 1 and Waiver dated as of November 14, 1997, Amendment No. 2 and Waiver dated as of March 27, 1998 and Amendment No. 3 and Waiver dated as of March 1, 1999 (as so amended, the "Loan Agreement"), between the Borrower, the financial institutions party thereto from time to time (the "Lenders") and the Agent that, to the best of my knowledge and based on an examination sufficient to enable me to make an informed statement, after giving effect to the Amendment,

         1. All of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects on and as of the date hereof; and

         2. No Default or Event of Default under and as defined in the Loan Agreement exists on the date hereof.

         IN WITNESS WHEREOF, I have executed this Certificate this 2nd day of February, 2000.


                                            /s/ Thomas H. McLain
                                            ------------------------------------
                                            Thomas H. McLain





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                                                                        ANNEX B


                     CONSENT AND CONFIRMATION OF GUARANTORS

         The undersigned, each in their capacity as a Guarantor under the Subsidiary Guaranty dated as of September 12, 1997 (as modified or amended to date, the "Subsidiary Guaranty"), in favor of the Lenders, hereby confirms, for the benefit of the Borrower and the Lenders, that (1) such Guarantor is a Subsidiary of Borrower, (2) such Guarantor has received a copy of Amendment No. 4 dated as of February 1, 2000 and consents thereto (to the extent such consent may be required) and (3) the Subsidiary Guaranty of which such Guarantor is the maker constitutes a continuing, unconditional, guaranty of the Secured Obligations under and as defined in the Subsidiary Guaranty. Each of the undersigned is and continues to be liable under the Subsidiary Guaranty in accordance with the terms thereof, notwithstanding the execution and delivery of the aforesaid Amendment.

Dated:  February 2, 2000

                                             BIOMUNE CORPORATION



[CORPORATE SEAL]                             By: /s/ Thomas H. McLain
                                                 -------------------------------
                                                 Name: Thomas H. McLain
                                                 Title: Treasurer and Director



                                             NABI FINANCE, INC.



[CORPORATE SEAL]                             By: /s/ Thomas H. McLain
                                                 -------------------------------
                                                 Name: Thomas H. McLain
                                                 Title: President and Director




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                           ACKNOWLEDGMENT OF EXECUTION



STATE OF NEW YORK

COUNTY OF SUFFOLKS

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this 2nd day of February, 2000, personally appeared David J. Gury who, being by me duly sworn, says that he resides at 2360 NW 43rd Street, Boca Raton, FL 33431, is known to be the President and Chief Executive Officer of Nabi, a Delaware corporation (the "Corporation"), and that by authority duly given, by and as the act of the Corporation, the foregoing and annexed Amendment No. 4 dated as of February 1, 2000 to Loan and Security Agreement dated as of September 12, 1997 was signed by him as said officer on behalf of the Corporation in Suffolk County, February 2, 2000 on this date.

         WITNESS my hand and official seal, this 2nd day of February, 2000.


                                          /s/ Lisa G. Guerra
                                          --------------------------------------
                                          Notary Public, State of New York
                                          No. 41-4968358



                                          My commission expires: JUNE 18, 2000

                                          [NOTARIAL SEAL]











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